I-VIGHC-STAT SUP 110918

Summary Prospectus and Statutory Prospectus Supplement dated November 9, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses for Series I and Series II of the Fund listed below:

Invesco V.I. Health Care Fund

Derek Taner will no longer serve as Portfolio Manager to Invesco V.I. Health Care Fund. Therefore, all references to Mr. Taner in the summary and statutory prospectuses are hereby removed as of the date set forth above.

I-VIGHC-STAT SUP 110918